                                                                   Exhibit 10(b)

                            ADOPTION AGREEMENT FOR
                            ----------------------

                            STATE STREET SOLUTIONS
                            ----------------------

                      PROTOTYPE DEFINED CONTRIBUTION PLAN
                      -----------------------------------

                      (Profit Sharing - Nonstandardized)


ADOPTION OF PLAN
----------------

[X] Adoption - With the consent of State Street Bank and Trust Company (the "sponsor"), the undersigned JPS Packaging Company (the "employer") hereby adopts as a profit sharing plan for its employees the form of plan known as State Street Solutions Prototype Defined Contribution Plan, and hereby agrees to become a party to the Trust Agreement under State Street Solutions Prototype Defined Contribution Trust (the "trust"), which forms a part of the plan.

[ ]  Amendment of State Street Solutions Prototype Defined Contribution Plan-
_________________________________________________(the "employer") previously has adopted a profit sharing plan in the form of State Street Solutions Prototype Defined Contribution Plan and the execution of this adoption agreement constitutes an amendment of that plan.

[ ] Restatement of Other Profit Sharing Plan - With the consent of State Street Bank and Trust Company (the "sponsor"), the undersigned ____________________________ (the "employer") hereby adopts as a profit sharing plan for its employees the form of plan known as State Street Solutions Prototype Defined Contribution Plan, and hereby agrees to become a party to the Trust Agreement under State Street Solutions Prototype Defined Contribution Trust (the "trust"), which forms a part of the plan.

Name of Plan. The name of this plan as adopted by the employer is the JPS Packaging Company Savings Plan (the "plan").

With respect to the variable features contained in the plan, the employer hereby makes the following selections granted under the provisions of the plan:

GENERAL INFORMATION (Sections 1 and 2 of the plan)

1.   Adopting Entity. The employer adopts the plan as: (subsection 1.2)

     [x]  (a)  a single employer plan.

     [ ] (b) a plan of a controlled group of corporations or trades or businesses under common control.

     [ ]  (c)  a plan of an affiliated service group.

     Item (a) should be selected if the plan is being adopted by the employer only. If the plan is adopted by one or more related employers in addition to the employer, item (b) or (c) should be selected and the related employers adopting the plan should be specified below:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     The adopting employers and the employer are referred to herein collectively as the "employer."

2.   Employer's Address.  The employer's principal business address is:

                    JPS Packaging Company
            ---------------------------------------------
                    4200 Somerset, Suite 208
            ---------------------------------------------
                    Prairie Village, Kansas 66208
            ---------------------------------------------
            (subsection 1.4)

3. Employer's Name and ID Number. The employer's name and employer identification number that will be used for filing annual return/reports is:

                 JPS Packaging Company 31-1311495
     --------------------------------------------------------------.

4. Effective Date. The "effective date" of the initial adoption of this plan or this plan amendment is July 1 ,1998 (subsection 2.6). If this is an amendment and restatement of a prior profit sharing plan, the initial effective date of the prior plan was ________, 19 __ .


5. Employer's Fiscal Year. The last month and day of the employer's fiscal year is 12/31 (subsection 2.11).


6.  Plan Year.  The "plan year" of the plan shall be (subsection 2.21):


    [x]   (a)   A calendar year.

    [ ]   (b)   The fiscal year of the employer.

    [ ]   (c)   The fiscal year ending               [specify month and day].

    [x]   (d)   A short plan year beginning July 1, 1998 and ending  December
                31, 1998; and thereafter the plan year shall be as indicated in
                (a), (b) or (c) above.


7. Plan Administrator. The plan administrator (subsection 1.3) of the plan is The Committee appointed by the Board of Directors of JPS Packaging Company (fill in the name(s) of the individuals or entity that is responsible for administration of the plan) and such other persons or entity as the employer shall appoint from time to time. The employer will notify the trustee of any change in the administrator.

COMPENSATION
------------

8. Exclusions from Compensation. For purposes of subsection 2.3 of the plan, the definition of compensation:

    (a)  [x]      shall include

         [ ]      shall not include


         all employer contributions made pursuant to a compensation deferral (or reduction) election which are not includible in the gross income of the employee under Sections 125, 402(e)(3), 402(h), 457(b), 403(b) or 414(h)(2) of the Code; and

    (b)  [ ]      shall

         [ ]      shall not


         exclude the following items from the compensation of an employee:

         -----------------------------------------------------------------------

    [If you exclude items from compensation under (b) above, the plan will be required to demonstrate that the resulting definition of compensation is non-discriminatory.]

ELIGIBILITY TO PARTICIPATE
--------------------------

9.  Entry Date.  The entry date (subsection 2.9) is: [Select one]

    [x]   (a)   The first day of each month.

    [ ]   (b)   The first day of each plan year quarter.

    [ ]   (c)   The first day of each plan year and the first day of the
                seventh month of each plan year.

    [ ]   (d)   The last day of the sixth month of each plan year and the last day of each plan year.

    [ ]   (e)   The first day of each plan year, provided the plan year begins on the first day of a month. [If you select this option, the age requirement in item 10(a) may not exceed 20-1/2 years and the service requirement in item 10(b) may not exceed 1/2 year.]

    [ ]   (f)   The date that the employee satisfies the plan's eligibility requirements.


10. Eligibility Requirements. Subject to the provisions of subsection 3.1 of the plan, each employee of the employer will be eligible to participate in the plan if the employee satisfies all of the following eligibility requirements:

    (a) Minimum Age. The employee has attained at least age 21 years (specify 21 or less - or specify that "no" age requirement shall apply). (subparagraph 3.1(a))

     (b) Minimum Service. The employee has completed at least 1 year(s) of service (specify 2 or less). If you permit compensation deferral contributions, the employee will be eligible to participate in the compensation deferral (and matching contribution, if any) arrangement under this plan if the employee completes at least 1 year of service (specify 1 or less). (subparagraph 3.1(b))
         Note: The 1 year eligibility restriction will be waived for those who wish to make 401(k) deferrals.

    (c) Eligible Classes. The employee belongs to at least one of the groups or classes of employees specified below (subparagraph 3.1(c)):

         [ ]   All employees.

         [x] All employees who are not included in a unit of employees covered by be a collective bargaining agreement between employee representatives and one or more employers, if retirement benefits were the subject of good faith bargaining between the employer and such employee representatives, if two percent or less of the employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the Income Tax Regulations, and if participation in the plan has not been extended to such unit of employees.

         [ ]   Salary based employees

         [ ]   Hourly based employees

         [ ]   Commissioned salesmen

         [ ]   Other (specify)
                              -------------------------------------------------
               ----------------------------------------------------------------.


    [If you select any of the last four choices in item (c) above, the plan must satisfy on a continuing basis the non-discrimination test of Section 401(a)(4), the participation test of Section 401(a)(26) and the coverage test of Section 410(b) of the Internal Revenue Code. These participation and coverage tests will automatically be satisfied if you select only the first or second choice in (c) above.]

YEAR OF SERVICE
---------------

11. Eligibility Service. A "year of service" (subsection 2.28) for purposes of determining eligibility to participate in the plan shall be computed in accordance with: [Select one]

    [x]  (a)   Hours of service completed in a year, in accordance with
               subparagraph 2.28(a) of the plan.

    [ ]  (b)   Elapsed time, in accordance with subparagraph 2.28(b) of the plan.


12. Vesting Service. A "year of service" (subsection 2.28) for purposes of determining vesting under the plan shall be computed in accordance with:
    [Select one]

    [x]  (a)   Hours of service completed in a plan year, in accordance with subparagraph 2.28(a) of the plan.

    [ ]  (b)   Elapsed time, in accordance with subparagraph 2.28(b) of the plan.

    This item must be completed even though the number "0" has been specified in item 10(b).

13. Hours of Service. [Do not complete item 13 if you selected both 11(b) and 12(b) above]. If item 11(a) or 12(a) has been specified, an employee shall be credited with hours of service (subsection 2.13), as follows: [Select one]

    [x]  (a)   Actual hours of service for which an employee is paid or
               entitled to payment.

    [ ]  (b)   10 hours of service for each day or portion of a day.

    [ ]  (c)   45 hours of service for each week or portion of a week.

    [ ]  (d)   190 hours of service for each month or portion of a month.

COMPENSATION DEFERRAL CONTRIBUTIONS
-----------------------------------

14. Compensation Deferral Contributions Permitted. Compensation deferral contributions by participants under subsection 4.1 of the plan are permitted.

     [x]  (a)   Yes.  A participant's compensation deferral contribution
          election: [Select one]

          [x]   (i)   shall

          [ ]   (ii)  shall not

          apply to cash bonuses.

     [ ]  (b)  No.


15. Compensation Deferral Contribution Limits. Between 1% and 15% of a participant's compensation (specify minimum and maximum whole percentages) may be deferred by a participant and contributed to the plan as compensation deferral contributions in accordance with subsections 4.1 and
     6.2 of the plan. Compensation deferral contributions withheld from participants' compensation are deemed to be made by the employer. Compensation deferral contributions may not exceed the dollar limit in effect under Section 402(g) of the Internal Revenue Code for any taxable year, and excess deferrals under Section 402(g) must be remedied as a matter of plan qualification.

     The plan contains limitations on the percentage of compensation that "highly compensated employees" may elect to defer as compared to all other participants (subsection 4.5). The plan also contains a limitation ($9,500 for 1998, and indexed to the cost-of-living) on the compensation deferral contributions made by any participant for any calendar year (subsection 4.4). You may wish to take these limitations into consideration when selecting the maximum and minimum percentages above. Under no circumstances may a salary reduction agreement or other deferral mechanism be adopted retroactively.

16. Compensation Deferral Contribution Changes. A participant may elect to change the rate of his compensation deferral contributions under subsection 4.3 of the plan as of the first payroll period beginning on or after: [Select one]

     [ ]  (a)  The first day of any plan year.

     [ ] (b) The first day of any plan year and the first day of the seventh month of any plan year.

     [ ]  (c)  The first day of any plan year quarter.

     [x]  (d)  The first day of any month.


VOLUNTARY PARTICIPANT CONTRIBUTIONS
-----------------------------------

17. Voluntary Contributions Permitted. If the employer has specified that participants may make compensation deferral contributions under the plan, participants also may elect to make voluntary contributions under subsection 5.1 of the plan. Note: If you maintain another qualified retirement plan that permits voluntary participant contributions, you must check "No".

     [x]  (a)  Yes.  A participant's voluntary contribution election:
          [Select one]

          [x]  (i)   shall

          [ ]  (ii)  shall not

          apply to cash bonuses.

     [ ]  (b)  No.

18. Voluntary Contribution Limits. If the employer has specified in item 17 above that participants may elect to make voluntary contributions, such contributions may be between one and 7 percent of their compensation (specify a whole number, up to 10 percent).

     The plan contains limitations on the percentage of compensation that "highly compensated employees" may elect to contribute (when added together with any employer matching contributions allocated to such participants), as compared to all participants (subsection 4.6). You may wish to take these limitations into account when setting the maximum percentage in this item 18, unless you have prohibited highly compensated employees from making contributions by item 29 below.


19. Voluntary Contribution Changes. If the employer has specified in item 17 above that participants may elect to make voluntary contributions, a participant may elect to change the rate of his voluntary contributions under subsection 5.3 of the plan as of the first payroll period beginning on or after: [select one]

     [ ]  (a)  The first day of any plan year.

     [ ] (b) The first day of any plan year and the first day of the seventh month of any plan year.

     [ ]  (c)  The first day of any plan year quarter.

     [x]  (d)  The first day of any month.


MATCHING CONTRIBUTIONS
----------------------

20. Employer Matching Contributions Permitted. In addition to the compensation deferral contributions under subsection 6.2 of the plan, the employer will make a matching contribution on behalf of each participant under subsection
     6.3 of the plan.

     [x]  Yes.

     [ ]  No.

21. Amount of Matching Contribution. If the employer has specified that it will make employer matching contributions on behalf of participants, such matching contributions will be in an amount determined as follows: [Select one]

     [ ] (a) ___% of the compensation deferral contributions made by each participant.

     [x] (b) At a percentage of the compensation deferral contributions to be determined solely in the discretion of the employer in a nondiscriminatory manner.

     [If (a) or (b) above is selected, the employer will not match compensation deferral contributions in excess of $_______ or 5% of each participant's compensation -- specify either a dollar amount or a whole percentage which is between 1% and the highest percentage specified in item 15.]

     [ ] (c) $________ for each participant who made compensation deferral contributions of at least ____% of compensation.

     [ ] (d) ____% of the compensation of each participant who made compensation deferral contributions of at least ___% of compensation.

     [ ] (e) In an amount to be determined solely in the discretion of the employer in a nondiscriminatory manner, to be allocated to those participants who made compensation deferral contributions of at least ____% of compensation, pro rata, according to the compensation paid to them by the employer.

     [ ] (f) ____% of that portion of the compensation deferral contributions made by each participant which does not exceed ____% of the participant's compensation; plus ____% of that portion, if any, of the compensation deferral contributions made by each participant which exceeds ____% of the participant's compensation but does not exceed ____% of the participant's compensation; plus ____% of that portion, if any, of the compensation deferral contributions made by each participant which exceeds ____% of the participant's compensation but does not exceed ____% of the participant's compensation.

     Subsection 4.6 of the plan contains limitations on the percentage of compensation which a highly compensated participant can have credited to his account through employer matching contributions; and Section 17 of the plan contains limitations on the total amount which may be credited to a participant's account for any year.


22. Compensation in Initial Year of Participation. A participant's compensation which is used in the allocation of employer matching contributions under item 21(d) or (e) shall: [Select one]

     [ ]  (a)  exclude compensation before becoming a participant.

     [x] (b) exclude compensation before meeting the plan's eligibility requirements.

     [ ]  (c)  include compensation in the first plan year of participation.


23. Employees Eligible to Receive Matching Contribution. Employer matching contributions made for each plan year shall be allocated and credited to the employer matching contribution accounts of the following participants:
     [Select one]

     [ ] (a) Participants who were employed by the employer during that plan year, other than participants who resigned or were dismissed prior to completing ____ (not more than 1,000) hours of service during that plan year.

     [x] (b) Participants who were employed by the employer during that plan year.

     [ ] (c) Participants who were employed by the employer on the last day of that plan year.

     [ ] (d) Participants who both were employed by the employer on the last day of that plan year and had completed at least ____ (not more than 1,000) hours of service during that plan year.

     [Selection of more than 501 hours in item 23(a) or selection of item 23(c) or 23(d) could result in discrimination in operation and plan disqualification.]


24. Qualified Matching Contributions. Employer matching contributions made under item 21 may constitute "qualified matching contributions" or the employer may make additional matching contributions which constitute "qualified matching contributions" that are fully vested and subject to distribution restrictions.

     [ ] (a) Yes. The portion of the employer matching contributions which constitutes qualified matching contributions shall be:

          [ ]  (i)    All matching contributions.

          [ ]  (ii)   Only the portion of the matching contributions required to satisfy the ADP test under subsection 4.5 of the plan.

               Qualified matching contributions shall be allocated to:

          [ ]  (iii)  All participants.

          [ ]  (iv)   All participants who are not highly compensated employees.

     [x]  (b)  No.

EMPLOYER CONTRIBUTIONS
----------------------

25. Allocation Formula. Employer contributions shall be allocated to participants' accounts as follows:

     [x] (a) Compensation Formula: According to participants' compensation as provided in subparagraph 8.7(a) of the plan.

     [ ] (b) Permitted Disparity Formula: According to a formula which emphasizes compensation in excess of the taxable wage base, as provided in subparagraph 8.7(b) of the plan. The integration level shall be:

          [ ] (i) $__________________ (a dollar amount less than the taxable wage base).

          [ ] (ii) ____% (up to 100%) of the taxable wage base in effect for the calendar year in which the plan year begins.

     If the employer has adopted this plan as a paired plan with State Street Solutions Prototype Defined Contribution Plan (Money Purchase - Nonstandardized), only one of the plans may provide for permitted disparity under item (b) above.


26. Compensation in Initial Year of Participation. A participant's compensation which is used in the allocation of employer contributions shall: [Select one]

     [ ]  (a)  exclude compensation before becoming a participant.

     [ ] (b) exclude compensation before meeting the plan's eligibility requirements.

     [x]  (c)  include all compensation in the first plan year of participation.

27. Employees Eligible to Receive Employer Contribution. Employer contributions made for each plan year (and forfeitures, if applicable) shall be allocated and credited to the employer contribution accounts of the following participants: [Select one]

     [ ] (a) Participants who were employed by the employer during that plan year, other than participants who resigned or were dismissed prior to completing ________ (not more than 1,000) hours of service during that plan year.

     [ ] (b) Participants who were employed by the employer during that plan year.

     [X] (c) Participants who were employed by the employer on the last day of that plan year.

     [ ] (d) Participants who both were employed by the employer on the last day of that plan year and had completed at least ____ (not more than 1,000) hours of service during that plan year.

     [Selection of more than 501 hours in item 27(a) or selection of item 27(c) or 27(d) could result in discrimination in operation and plan disqualification.]

28. Qualified Nonelective Contributions. Employer contributions made under subparagraph 6.1(b) of the plan may constitute "qualified nonelective contributions" or the employer may make additional contributions which constitute "qualified nonelective contributions" that are fully vested and subject to distribution restrictions.

     [x] (a) Yes. The portion of the employer contributions which constitutes qualified nonelective contributions shall be:

          [ ]  (i)   All employer contributions.

          [x]  (ii)  Only the portion of the employer contributions required to satisfy the ADP test under subsection 4.5 of the plan and the ACP test under subsection 4.6 of the plan.

               Qualified nonelective contributions shall be allocated to:

          [ ]  (iii)  All participants.

          [x]  (iv)   All participants who are not highly compensated employees.

     [ ]  (b)  No.

HIGHLY COMPENSATED EMPLOYEES
----------------------------

29.  Contributions by Highly Compensated Employees Prohibited
     --------------------------------------------------------

     [ ] (a) Compensation Deferral Contributions. Participants who are deemed to be "highly compensated employees" under subsection 2.12 of the plan (including certain family members) shall not be permitted to make compensation deferral contributions under the plan (subsection 4.7).

     [ ]  (b)  Voluntary Contributions. Participants who are deemed to be
               "highly compensated employees" under subsection 2.12 of the plan (including certain family members) shall not be permitted to make voluntary contributions under the plan (subsection 4.7).

ACCOUNTING
----------

30. Regular Accounting Date. A "regular accounting date" (under subsection 8.2) for purposes of the plan shall mean: [Select one]

     [x]  (a)  The last day of each plan year quarter.

     [ ] (b) The last day of the six month of each plan year and the last day of each plan year.

     [ ]  (c)  The last day of each plan year.

31. Application of Forfeitures. Forfeitures arising during a plan year (except forfeitures arising under subsection 4.6) under subsection 10.2 of the plan shall be applied as follows:

     [ ] (a) Forfeitures shall be allocated to participants, in accordance with subparagraph 8.8(a), or

     [x] (b) Forfeitures shall be applied to reduce employer matching contributions, if any, and then employer contributions required under the plan, in accordance with subparagraph 8.8(b) of the plan.

PLAN INVESTMENTS
----------------

32.  Investment Options.
     ------------------

     [ ]  (a)  Investment options shall not be offered.

     [ ] (b) Investment Options - All Accounts. Participants shall direct the investment of their account balances under the plan among the various investment options established by agreement between the employer and the trustee.

     [x] (c) Investment Options - Specified Accounts Only. Participants shall direct the investment of the following accounts under the plan among the various investment options established by agreement between the employer and the trustee (select one or more):

          [x]  (i)   Compensation deferral contribution account.

          [x]  (ii)  Voluntary contribution account.

          [x]  (iii) Rollover account.

          [x]  (iv)  Matching contribution account.*

          [x]  (v)   Employer contribution account.

          The administrator shall direct the investment among the investment options of the remaining accounts under the plan.
          * As of 3/1/99, all new matching contributions will be employer directed.

33. Investment Increments. If the employer has specified that participants may direct the investment of their accounts under item 32(b) or (c) above, such directions must be in increments of: [Select one]

     [ ]  (a)  10% and multiples thereof.

     [x]  (b)   5% (specify a whole number).

VESTING AND DISTRIBUTION OF BENEFITS
------------------------------------

34. Vesting of Employer Contributions. A participant's vested percentage (subsection 10.2) in employer contributions will be determined under the vesting period selected below: [Select one]

     [ ] (a) 100% vested at all times (this box must be checked if a number greater than "1" has been specified in item 10(b) or if you elected to treat all employer contributions as "qualified nonelective contributions" in item 28(a)(i) above for purposes of the anti-discrimination tests described in subsections 4.5 and
               4.6 of the plan).

     [ ]  (b)  Years of Service           Vested Percentage
               ----------------           -----------------

               Less than 1 year              ___%
               1 year but less than 2        ___%
               2 years but less than 3       ___%
               3 years but less than 4       ___% (20% or more)
               4 years but less than 5       ___% (40% or more)
               5 years but less than 6       ___% (60% or more)
               6 years but less than 7       ___% (80% or more)
               7 or more years               100%

     [X]  (c)  Years of Service           Vested Percentage
               ----------------           -----------------

               Less than 1 year                0%
               1 year but less than 2         20%
               2 years but less than 3        40%
               3 years but less than 4        60%
               4 years but less than 5        80%
               5 or more years               100%

If the plan becomes top-heavy (as defined in subsection 19.2 of the plan), the vesting period must meet the requirements of subsection 19.5 of the plan.

35. Vesting of Matching Contributions. If employer matching contributions may be made under item 20, a participant's vested percentage in employer matching contributions will be determined under the vesting period selected below: [Select one if applicable]

     [ ] (a) 100% vested at all times (this box must be checked if a number greater than "1" has been specified in item 10(b) or if you elected to treat all employer matching contributions as "qualified matching contributions" in item 24(a)(i) above for purposes of the anti-discrimination test described in subsection
               4.5 of the plan).

     [ ]  (b)  Years of Service           Vested Percentage
               ----------------           -----------------

               Less than 1 year               0 %
               1 year but less than 2        ___%
               2 years but less than 3       ___%
               3 years but less than 4       ___% (20% or more)
               4 years but less than 5       ___% (40% or more)
               5 years but less than 6       ___% (60% or more)
               6 years but less than 7       ___% (80% or more)
               7 or more years               ___%

     [x]  (c)  Years of Service           Vested Percentage
               ----------------           -----------------

               Less than 1 year               0 %
               1 year but less than 2         20%
               2 years but less than 3        40%
               3 years but less than 4        60%
               4 years but less than 5        80%
               5 or more years               100%

36. Service Before Plan's Establishment Excluded. Years of service earned prior to establishment of the plan shall be disregarded for purposes of determining vesting under the plan:

     [ ]  Yes.

     [x]  No.

37. Service Before Age 18 Excluded. Years of service earned prior to attaining age 18 years shall be disregarded for purposes of determining vesting under the plan:

     [x]  Yes.

     [ ]  No.

38.  Normal Retirement Age. For each participant, normal retirement age is:

     [x]  (a)  Age  65  (not to exceed 65)
                   ----

     [ ]  (b)  The later of:

          (i)  age ____ (not to exceed 65)

          (ii) the ____ (not to exceed 5th) anniversary of the participation commencement date.

39. Early Retirement. The plan provides for early retirement at or after age ______ years and after completing ____ years of service.

     [ ] Yes. (If you select this option, you must fill in the early retirement age and service requirement above.)

     [x]  No.

40. Joint and Survivor Annuity. Benefits under the plan are subject to the joint and survivor annuity requirements. (Once you respond to this statement and select the optional form(s) of benefit, you cannot later amend the plan or adoption agreement to change your response or remove the option as to existing accounts.)

     (See Attachment)

     [X] (a) No. Lump sum is normal form of benefit. Optional form(s) of benefit, if any:

          [X]  Installment payment.

          [ ] Joint and survivor annuity. (If you select this option, the joint and survivor annuity requirements of Section 11 of the plan will apply to this form of benefit).

     [ ]  (b)  Yes. Joint and survivor annuity is normal form of benefit.
               Optional form(s) of benefit:

          [ ]  (i)  Lump sum payment.

          [ ]  (ii) Installment payment.

41. Installments for Beneficiaries. Participants may select an installment method of payment for their beneficiaries.

     [x] Yes.

     [ ] No.

42.  Protected Benefits.

     [x] Benefits under the plan are payable under another distribution option that is a "protected benefit" under Section 411(d)(6) of the Internal Revenue Code. [Check this box if the plan is a restatement, continuation, transferee, etc. of another plan under which benefits were payable in a form not selected in items 40 and 41. Attach a separate page identifying the protected distribution option(s).]

LOANS AND WITHDRAWALS

43. Loans. Loans to participants under subsection 12.4 of the plan are permitted.

     [x]  Yes.

     [ ]  No.

44. Hardship Withdrawals. Hardship withdrawals of participants' compensation deferral contributions shall be permitted (subsection 12.5).

     [x]  Yes.

     [ ]  No.

45. Pre-Termination Distributions. In addition to withdrawals described in item 44 and subsection 12.1 of the plan, if any, pre-termination distributions of account balances that are 100% vested (subsection 12.2) are permitted. [Select one]

     [ ]  (a)  No.

     [ ]  (b)  Yes, after attaining age 59-1/2.

     [ ] (c) Yes [except for compensation deferral contribution accounts and employer contributions treated as qualified matching contributions or qualified nonelective employer contributions (and earnings thereon), if any] after both attaining age ____ and completing ____ years of participation in the plan (specify 5 or more).

     [x]  (d)  Yes, see Attachment.

LIMITATION ON ALLOCATIONS (Section 17 of the plan)

46. Other Qualified Plans Maintained. If the employer maintains or ever maintained another qualified plan in which any participant in this plan is (or was) a participant or could become a participant, the employer must complete this item if it desires to apply the Code Section 415 limits in a manner other than as provided in Section 17 of the plan. The employer must also complete this item if it maintains a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code, under which amounts are treated as annual additions with respect to any participant.

     [ ] (a) Other Defined Contribution Plan(s) Maintained. If the employer maintains other qualified defined contribution plans other than a master or prototype plan, any excess amount shall be considered attributable to amounts last allocated to such other plans and shall be handled in the manner provided for in such plans as follows:

     [Provide the method under which the plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts in a manner that precludes employer discretion.]

     [ ] (b) Defined Benefit Plan(s) Maintained. If the employer maintains, or at any time maintained, one or more qualified defined benefit plans and the sum of the defined contribution fraction and the defined benefit fraction with respect to any participant for a limitation year exceeds 1.0, the 1.0 limitation under subsection
               17.11 will be met by limiting the annual addition to this plan as provided for in subsection 17.4 for the limitation years so that the sum of the defined contribution fraction and the defined benefit fraction do not exceed 1.0. If in any limitation year the
               1.0 limitation would be exceeded, the limitation will be satisfied as follows:

     [Provide the method under which the 1.0 limitation will be satisfied, in a manner that precludes employer discretion.]

PREDECESSOR EMPLOYER

47.  Employment with Predecessor Employer.

     [x] Employment with the following "predecessor employers" (as described in subsection 2.22) shall be considered employment with the employer for the periods and purposes of the plan set forth below:

      Service credit is given for purposes of eligibility and vesting for employment with Jaite Packaging, Venture Packaging, Indopak dba, Sealright of Australia

MINIMUM CONTRIBUTION (TOP-HEAVY) (Section 19 of the plan)

48. Defined Benefit Plan Maintained - 4% Minimum. The minimum employer contribution figure specified under subsections 19.6 and 19.8 of the plan will be 4 percent in order to preserve the method of calculating the defined benefit and defined contribution fractions under subsection 17.12 of the plan.

     [x]  Yes.

     [ ]  No.

49. Minimum Benefit Under Other Employer Plan. The minimum employer contribution or benefits required under Section 19 of the plan will be provided to participants under another plan or plans maintained by the employer.

     [ ]  Yes.

     [x]  No.

     The plan provides that, in the event the plan becomes top heavy, a minimum contribution will be made by the employer, unless you specify that such contributions (or a minimum benefit) will be provided for all participants under another plan maintained by the employer.

50. Defined Benefit Plan - Actuarial Assumptions. If the employer maintains any defined benefit plan, the actuarial assumptions utilized under such plan are as follows (subparagraph 19.2(c) of the plan):

          N/A

     [Provide the interest rate and mortality factors used to determine the present value of accrued benefits. If the employer does not maintain a defined benefit plan, specify "N/A".]

The failure to properly complete the elections in this Adoption Agreement could result in disqualification of the plan.

Only those elections that are completed shall be considered as provisions applicable to and forming a part of the plan.

This Adoption Agreement may only be used in conjunction with basic plan document 01.

Terms used in this Adoption Agreement which are defined in State Street Solutions Prototype Defined Contribution Plan shall have the meaning given them therein.

The employer hereby acknowledges that it is adopting this profit sharing plan as part of State Street Solutions Prototype Defined Contribution Plan Program (the "program"). To the extent that federal legislation or other changes in the law relating to employee benefit plans requires that the plan be amended, the sponsor will amend the plan and furnish amended copies to the employer for adoption as long as the employer is part of the program. The sponsor will inform the employer of any amendment made to the plan or of the discontinuance or abandonment of the plan by the sponsor. If the employer declines to adopt an amendment furnished by the sponsor to comply with legal changes, the employer will no longer be considered part of the program. The employer may amend the plan or trust by giving notice to the sponsor in writing, but such amendment will remove the employer from the program. The preceding sentence shall not apply to the employer's addition of overriding plan language to this adoption agreement, where such language is necessary to satisfy Sections 415 or 416 of the Internal Revenue Code because of the required aggregation of multiple plans; provided that the employer must obtain a determination letter in order to continue reliance on the plan's qualified status. The sponsor reserves the right to discontinue the Prototype Plan at any time by giving the employer 60 days' prior written notice.

The sponsor's address and telephone number are State Street Bank and Trust Company, Two International Place, Boston, Massachusetts 02110, (617) 654-6008.

The employer may not rely on the notification letter issued to the sponsor by the Internal Revenue Service with respect to the qualification of the plan and should apply to the appropriate Key District Director of the Internal Revenue Service for a determination as to the qualification of the plan as adopted by the employer.


                            *         *          *

          The undersigned duly authorized owner, partner, or officer of the employer hereby executes the plan and trust on behalf of the employer.

          Dated this      day of                           , 199   .
                     ----        --------------------------     ---

                                 ----------------------------------
                                              Employer


                                 By
                                    --------------------------------
                                    Its
                                       -----------------------------

          The undersigned hereby consents to the adoption of the plan by the employer.

          Dated this      day of                           , 199   .
                     ----        --------------------------     ---

                                 STATE STREET BANK AND TRUST COMPANY


                                 By
                                    --------------------------------
                                    Its
                                       -----------------------------